Exhibit 99.1

Tidewater Reports Third Quarter Results For Fiscal 2010

NEW ORLEANS—February 2, 2010—Tidewater Inc. (NYSE:TDW) announced today third quarter net earnings for the period ended December 31, 2009, of $59.9 million, or $1.16 per common share, on revenues of $286.5 million. For the same quarter last year, net earnings were $117.0 million, or $2.28 per common share, on revenues of $362.3 million. The immediately preceding quarter ended September 30, 2009, had net earnings of $98.2 million, or $1.90 per common share, on revenues of $295.5 million. Included in net earnings for the September 30, 2009 quarter is a $34.3 million, or $0.66 per common share, tax benefit resulting from a favorable resolution of tax litigation.

As previously announced, Tidewater will hold a conference call to discuss December quarterly earnings on Tuesday, February 2, 2010, at 10:00 a.m. CST, promptly following the Company’s release of quarterly earnings. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-388-7493 if calling from the U.S. or Canada (1-706-679-8348 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. CST on February 2, 2010, and will continue until 11:59 p.m. CST on February 4, 2010. To hear the replay, call 1-800-642-1687 (1-706-645-9291 if calling from outside the U.S.). The conference call ID number is 50144410.

A simultaneous webcast of the conference call will be accessible online at the Tidewater Inc. website, www.tdw.com. The online replay will be available until March 2, 2010.

Tidewater Inc. owns 394 vessels, the world’s largest fleet of vessels serving the global offshore energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(In thousands, except share and per share data)

	Quarter Ended December 31,		Nine Months Ended December 31,
	2009	2008	2009	2008
Revenues:
Vessel revenues	$274,507	349,181	879,506	1,022,189
Other marine revenues	11,998	13,154	29,132	27,029

	286,505	362,335	908,638	1,049,218

Costs and expenses:
Vessel operating costs	148,188	161,320	459,365	513,419
Costs of other marine revenues	10,565	11,347	26,147	23,091
Depreciation and amortization	32,734	32,173	96,643	93,451
General and administrative	33,676	31,669	105,750	102,092
Provision for Venezuelan operations	—	—	49,070	—
Gain on asset dispositions, net	(5,151)	(4,760)	(23,063)	(20,998)

	220,012	231,749	713,912	711,055

Operating income	66,493	130,586	194,726	338,163
Other income (expenses):
Foreign exchange gain (loss)	161	3,396	(4,677)	4,693
Equity in net earnings of unconsolidated companies	3,732	4,079	14,704	12,073
Interest income and other, net	978	1,372	4,648	4,696
Interest and other debt costs	(583)	(77)	(1,110)	(505)

	4,288	8,770	13,565	20,957

Earnings before income taxes	70,781	139,356	208,291	359,120
Income tax expense	10,885	22,391	5,728	61,948

Net earnings	$59,896	116,965	202,563	297,172

Basic earnings per common share	$1.17	2.28	3.94	5.79

Diluted earnings per common share	$1.16	2.28	3.93	5.76

Weighted average common shares outstanding	51,373,290	51,242,848	51,369,519	51,344,835
Incremental common shares from stock options	280,962	74,288	238,133	202,993

Adjusted weighted average common shares	51,654,252	51,317,136	51,607,652	51,547,828

Cash dividends declared per common share	$0.25	0.25	0.75	0.75

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

ASSETS	December 31, 2009	March 31, 2009
Current assets:
Cash and cash equivalents	$336,573	250,793
Trade and other receivables, net	296,798	328,566
Marine operating supplies	46,105	48,727
Other current assets	12,415	6,365

Total current assets	691,891	634,451

Investments in, at equity, and advances to unconsolidated companies	37,914	37,221
Properties and equipment:
Vessels and related equipment	3,324,728	3,238,674
Other properties and equipment	82,015	81,689

	3,406,743	3,320,363
Less accumulated depreciation and amortization	1,262,342	1,307,038

Net properties and equipment	2,144,401	2,013,325

Goodwill	328,754	328,754
Other assets	98,760	60,053

Total assets	$3,301,720	3,073,804

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt	$25,000	—
Accounts payable	39,674	51,530
Accrued expenses	144,294	111,153
Accrued property and liability losses	5,651	5,521
Other current liabilities	45,766	35,146

Total current liabilities	260,385	203,350

Long-term debt	275,000	300,000
Deferred income taxes	209,431	201,200
Accrued property and liability losses	12,886	8,035
Other liabilities and deferred credits	125,428	116,541

Commitment and contingencies

Stockholders’ equity:
Common stock of $.10 par value, 125,000,000 shares authorized, issued 51,706,924 shares at December and 51,696,245 shares at March	5,170	5,169
Additional paid-in capital	82,046	79,333
Retained earnings	2,358,619	2,194,842
Deferred compensation – restricted stock	(10,144)	(14,953)
Accumulated other comprehensive loss	(17,101)	(19,713)

Total stockholders’ equity	2,418,590	2,244,678

Total liabilities and stockholders’ equity	$3,301,720	3,073,804

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Nine Months Ended December 31,
	2009	2008
Operating activities:
Net earnings	$202,563	297,172
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	96,643	93,451
Provision (benefit) for deferred income taxes	(15,172)	7,876
Reversal of liabilities for uncertain tax positions	(34,284)	—
Gain on asset dispositions, net	(23,063)	(20,998)
Provision for Venezuelan operations	49,070	—
Equity in earnings of unconsolidated companies, net of dividends	(694)	(6,004)
Compensation expense - stock-based	7,328	8,410
Excess tax liability (benefit) on stock options exercised	(161)	843
Changes in assets and liabilities, net:
Trade and other receivables	(4,824)	(19,746)
Marine operating supplies	2,622	(4,735)
Other current assets	(6,050)	(3,190)
Accounts payable	(11,856)	(12,903)
Accrued expenses	31,406	10,215
Accrued property and liability losses	130	(304)
Other current liabilities	7,755	11,470
Other liabilities and deferred credits	(2,117)	3,851
Other, net	54	897

Net cash provided by operating activities	299,350	366,305

Cash flows from investing activities:
Proceeds from sales of assets	34,063	30,459
Proceeds from sales/leaseback of assets	101,755	—
Additions to properties and equipment	(304,013)	(368,706)
Other	—	260

Net cash used in investing activities	(168,195)	(337,987)

Cash flows from financing activities:
Principal payments on capitalized lease obligations	—	(10,059)
Proceeds from exercise of stock options	962	6,547
Cash dividends	(38,786)	(38,636)
Stock repurchases	—	(53,634)
Excess tax benefit (liability) on stock options exercised	161	(843)
Debt issuance costs	(7,712)	—

Net cash used in financing activities	(45,375)	(96,625)

Net change in cash and cash equivalents	85,780	(68,307)
Cash and cash equivalents at beginning of period	250,793	270,205

Cash and cash equivalents at end of period	$336,573	201,898

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$7,222	7,194
Income taxes	$42,413	44,389

The company’s revenues and operating expenses and the related percentage of total revenues for the quarters and the nine-month periods ended December 31, 2009 and 2008 and for the quarter ended September 30, 2009, were as follows:

	Quarter Ended December 31,				Nine Months Ended December 31,				Quarter Ended September 30,
(In thousands)	2009	%	2008	%	2009	%	2008	%	2009	%
Vessel revenues:
International	$254,586	93%	312,069	89%	812,472	92%	904,973	89%	271,898	92%
United States	19,921	7%	37,112	11%	67,034	8%	117,216	11%	22,665	8%

Vessel revenues	274,507	100%	349,181	100%	879,506	100%	1,022,189	100%	294,563	100%

Vessel operating costs:
Crew costs	$79,458	29%	89,226	26%	240,947	27%	274,464	27%	78,737	27%
Repair and maintenance	24,386	9%	28,988	8%	81,472	9%	97,538	10%	31,452	11%
Insurance and loss reserves	1,735	1%	889	<1%	9,794	1%	11,970	1%	3,383	1%
Fuel, lube and supplies	13,210	5%	16,341	5%	41,265	5%	50,116	5%	15,213	5%
Vessel operating leases	4,494	2%	1,749	1%	10,564	1%	5,247	1%	4,321	1%
Other	24,905	9%	24,127	7%	75,323	9%	74,084	7%	24,420	8%

Vessel operating costs	148,188	54%	161,320	46%	459,365	52%	513,419	50%	157,526	53%

Vessel operating margin (A)	$126,319	46%	187,861	54%	420,141	48%	508,770	51%	137,037	47%

Note (A): The following table reconciles vessel operating margin as presented above to operating income for the quarters and the nine-month periods ended December 31, 2009 and 2008 and for the quarter ended September 30, 2009:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
(In thousands)	2009	2008	2009	2008	2009
Vessel operating margin	$126,319	187,861	420,141	508,770	137,037
Other marine services revenues	11,998	13,154	29,132	27,029	961
Cost of other marine revenues	(10,565)	(11,347)	(26,147)	(23,091)	(882)
Depreciation and amortization	(32,734)	(32,173)	(96,643)	(93,451)	(32,260)
General and administrative	(33,676)	(31,669)	(105,750)	(102,092)	(37,686)
Provision for Venezuelan operations	—	—	(49,070)	—	(517)
Gain on asset dispositions, net	5,151	4,760	23,063	20,998	5,374

Operating income	$66,493	130,586	194,726	338,163	72,027

The company’s operating income and other components of earnings before income taxes and its related percentage of total revenues for the quarters and the nine-month periods ended December 31, 2009 and 2008 and for the quarter ended September 30, 2009, were as follows:

	Quarter Ended December 31,				Nine Months Ended December 31,				Quarter Ended September 30,
(In thousands)	2009	%	2008	%	2009	%	2008	%	2009	%
Vessel operating profit:
International	$66,893	23%	121,621	34%	195,375	22%	314,137	30%	78,590	27%
United States	1,527	1%	10,505	3%	5,370	1%	28,995	3%	1,214	<1%

	68,420	24%	132,126	36%	200,745	22%	343,132	33%	79,804	27%
Corporate expenses	(8,289)	(3)%	(7,834)	(2)%	(31,232)	(3)%	(29,227)	(3)%	(13,042)	(4)%
Gain on asset dispositions, net	5,151	2%	4,760	1%	23,063	3%	20,998	2%	5,374	2%
Other marine services	1,211	<1%	1,534	<1%	2,150	<1%	3,260	<1%	(109)	(<1)%

Operating income	66,493	23%	130,586	36%	194,726	21%	338,163	32%	72,027	24%

Foreign exchange gain (loss)	161	<1%	3,396	1%	(4,677)	(1)%	4,693	<1%	(2,252)	(1)%
Equity in net earnings of unconsolidated companies	3,732	1%	4,079	1%	14,704	2%	12,073	1%	5,557	2%
Interest income and other, net	978	<1%	1,372	<1%	4,648	1%	4,696	<1%	502	<1%
Interest and other debt costs	(583)	<1%	(77)	(<1)%	(1,110)	<1%	(505)	(<1)%	(450)	(<1)%

Earnings before income taxes	$70,781	25%	139,356	38%	208,291	23%	359,120	34%	75,384	26%

The company’s revenues, vessel utilization percentages and average day rates by vessel class and in total for the quarters and the nine-month periods ended December 31, 2009 and 2008 and the quarter ended September 30, 2009, were as follows:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2009	2008	2009	2008	2009
REVENUES BY VESSEL CLASS (In thousands):
International-based fleet:
Deepwater vessels	$77,455	69,320	214,868	195,246	71,015
Towing-supply/supply	148,715	200,000	500,763	578,374	169,152
Crew/utility	19,812	25,627	67,775	79,705	22,393
Offshore tugs	8,604	15,467	28,499	46,286	9,338
Other	—	1,655	567	5,362	—
Total	$254,586	312,069	812,472	904,973	271,898
United States-based fleet:
Deepwater vessels	$12,554	12,795	40,565	45,826	14,714
Towing-supply/supply	6,931	19,945	23,788	56,264	7,342
Crew/utility	436	4,372	2,681	15,126	609
Total	$19,921	37,112	67,034	117,216	22,665
Worldwide fleet:
Deepwater vessels	$90,009	82,115	255,433	241,072	85,729
Towing-supply/supply	155,646	219,945	524,551	634,638	176,494
Crew/utility	20,248	29,999	70,456	94,831	23,002
Offshore tugs	8,604	15,467	28,499	46,286	9,338
Other	—	1,655	567	5,362	—
Total	$274,507	349,181	879,506	1,022,189	294,563

UTILIZATION:
International-based fleet:
Deepwater vessels	78.4%	85.9	78.4	85.1	79.1
Towing-supply/supply	64.1	76.0	69.8	76.3	71.1
Crew/utility	70.4	75.5	72.5	80.3	71.3
Offshore tugs	56.0	65.2	56.8	59.4	60.4
Other	—	95.3	79.2	58.3	—
Total	66.5%	76.0	70.4	76.1	71.3
United States-based fleet:
Deepwater vessels	83.7%	96.7	84.1	96.4	76.7
Towing-supply/supply	35.8	49.0	35.8	49.0	32.2
Crew/utility	14.3	84.2	26.9	78.6	18.7
Total	39.5%	62.4	42.2	62.3	37.7
Worldwide fleet:
Deepwater vessels	79.1%	87.5	79.2	87.1	78.7
Towing-supply/supply	61.0	72.7	66.1	72.8	66.8
Crew/utility	65.0	76.6	68.1	80.1	66.4
Offshore tugs	56.0	65.2	56.8	59.4	60.4
Other	—	95.3	79.2	58.3	—
Total	63.8%	74.4	67.5	74.4	67.8

AVERAGE VESSEL DAY RATES:
International-based fleet:
Deepwater vessels	$25,064	26,590	25,354	26,088	24,843
Towing-supply/supply	12,254	12,745	12,409	12,257	12,429
Crew/utility	4,642	5,154	4,947	5,097	4,935
Offshore tugs	6,654	8,149	7,162	8,453	7,059
Other	—	9,041	9,679	9,842	—
Total	$12,247	12,308	12,205	11,857	12,177
United States-based fleet:
Deepwater vessels	$26,683	23,961	26,787	24,605	29,792
Towing-supply/supply	8,417	13,947	9,399	12,792	9,627
Crew/utility	4,749	5,591	4,966	5,887	5,045
Total	$14,375	13,520	14,620	13,275	16,456
Worldwide fleet:
Deepwater vessels	$25,278	26,151	25,571	25,793	25,572
Towing-supply/supply	12,011	12,845	12,231	12,303	12,280
Crew/utility	4,644	5,215	4,948	5,209	4,938
Offshore tugs	6,654	8,149	7,162	8,453	7,059
Other	—	9,041	9,679	9,842	—
Total	$12,380	12,427	12,360	12,004	12,426

The average day rates and utilization percentages for the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) and its older, more traditional vessels for the quarters and the nine-month periods ended December 31, 2009 and 2008 and for the quarter ended September 30, 2009, were as follows:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2009	2008	2009	2008	2009

AVERAGE VESSEL DAY RATES:
International-based fleet:
New vessels	$15,807	17,124	16,126	16,833	16,160
Traditional vessels	7,584	9,288	8,275	9,010	8,193
Total International-based fleet	$12,247	12,308	12,205	11,857	12,177
United States-based fleet:
New vessels	$20,843	13,669	19,931	14,391	21,955
Traditional vessels	10,269	13,400	10,985	12,258	12,874
Total U.S.-based fleet	$14,375	13,520	14,620	13,275	16,456
Worldwide fleet:
New vessels	$16,027	16,740	16,328	16,512	16,429
Traditional vessels	7,815	9,654	8,480	9,292	8,518
Total Worldwide Fleet	$12,380	12,427	12,360	12,004	12,426

UTILIZATION:
International-based fleet:
New vessels	86.6%	91.9	86.6	91.3	86.8
Traditional vessels	51.0	68.5	59.3	69.5	60.5
Total International-based fleet	66.5%	76.0	70.4	76.1	71.3
United States-based fleet:
New vessels	52.7%	88.1	56.4	84.7	49.2
Traditional vessels	34.1	50.6	35.9	50.2	32.7
Total U.S.-based fleet	39.5%	62.4	42.2	62.3	37.7
Worldwide fleet:
New vessels	84.2%	91.5	84.2	90.4	83.8
Traditional vessels	49.0	66.4	56.5	67.3	57.2
Total Worldwide Fleet	63.8%	74.4	67.5	74.4	67.8

The company’s average number of vessels by class and geographic distribution for the quarters and the nine-month periods ended December 31, 2009 and 2008 and for the quarter ended September 30, 2009, were as follows:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2009	2008	2009	2008	2009
International-based fleet:
Deepwater vessels	43	33	39	32	39
Towing-supply/supply	206	224	210	225	208
Crew/utility	66	72	69	71	69
Offshore tugs	25	32	25	34	24
Other	—	2	—	3	—

Total	340	363	343	365	340

United States-based fleet:
Deepwater vessels	6	6	7	7	7
Towing-supply/supply	25	32	26	33	26
Crew/utility	7	10	7	12	7

Total	38	48	40	52	40

Owned or chartered vessels included in marine revenues (B)	378	411	383	417	380
Vessels withdrawn from service	7	12	8	16	8
Joint-venture and other	10	13	10	14	10

Total	395	436	401	447	398

Note (B): Included in total owned or chartered vessels at December 31, 2009 and 2008 and at September 30, 2009, were 73, 51 and 70 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of the company’s utilization statistics.

The table below summarizes the various vessel commitments, including vessels under construction and vessel acquisitions, by vessel class and type as of December 31, 2009:

Vessel class and type	International Built			U.S. Built
	Number of Vessels	Total Cost	Expended Through 12/31/09	Number of Vessels	Total Cost	Expended Through 12/31/09
		(In thousands)			(In thousands)
Deepwater vessels:
Anchor handling towing supply	2	$60,976	$46,563	—	—	—
Platform supply vessels (C)	15	$449,017	$129,753	2	$63,158	$32,525
Towing-supply/supply vessels:
Anchor handling towing supply	14	$226,761	$74,243	—	—	—
Platform supply vessels	1	$12,466	$5,934	—	—	—
Crewboats	2	$18,748	$15,064	—	—	—

Totals	34	$767,968	$271,557	2	$63,158	$32,525

Note (C): The international deepwater platform supply vessel count includes one multipurpose platform supply vessel.

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter of the various vessel commitments as discussed above along with the expected quarterly cash outlay:

	Quarter Period Ended
Vessel class and type	03/10		06/10	09/10	12/10	03/11	Thereafter

Deepwater vessels:
Anchor handling towing supply	1		1	—	—	—	—
Platform supply vessels	3	(D)	1	—	1	2	10
Towing-supply/supply vessels:
Anchor handling towing supply	4		2	—	2	1	5
Platform supply vessels	1		—	—	—	—	—
Crewboats	—		1	—	1	—	—

Totals	9		5	—	4	3	15

(In thousands)
Expected quarterly cash outlay	$183,110		77,375	32,090	39,481	42,287	152,701	(E)

Note (D): The deepwater platform supply vessel count in March 2010 quarter includes one multipurpose platform supply vessel.

Note (E): The $152,701 of ‘Thereafter’ vessel construction obligations is expected to be paid out as follows: $140,979 during fiscal 2012, and $11,722 during fiscal 2013.